UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 2, 2009
Date of Report (Date of earliest event reported)

Avantogen Oncology, Inc.
(Exact name of registrant as specified in its charter)

Nevada	33-55254-28	87-0438641
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

530 South Lake Avenue, #363, Pasadena, CA 91101
(Address of Principal Executive Offices) (Zip Code)

917-969-4681
 (Registrant’s telephone number, including area code)

2121 Avenue of the Stars, Suite 2550, Los Angeles, California 90067
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01.  Other Events.

On October 2, 2009, the  Company’s licensing partner, SciClone Pharmaceuticals, Inc. (“SciClone”) announced the discontinuation of the randomized, placebo-controlled, double-blind Phase 2 trial that evaluated RP101—a nucleoside analog known as BVdU—for the treatment of late-stage pancreatic cancer.  The Company is currently evaluating next steps, pending a detailed review and analysis of safety and efficacy once data are unblinded from SciClone.  A press release of the parent company of Avantogen Oncology, Inc., Acuvax, Inc., is attached as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Exhibit

10.1	Press Release of Acuvax, Inc./Avantogen Oncology, Inc. dated October 5, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avantogen Oncology, Inc.

By: /s/ William Ardrey
William Ardrey
Chief Executive Officer

Date: October 9, 2009

EXHIBIT INDEX

Exhibit No.	Exhibit

10.1	Press Release of Acuvax, Inc./Avantogen Oncology, Inc. dated October 5, 2009